UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 18, 2018

 NETGEAR, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-50350	77-0419172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 East Plumeria Drive
San Jose, CA 95134
(Address, including zip code, of principal executive offices)

(408) 907-8000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 18, 2018, NETGEAR issued a press release announcing that it had determined the final distribution ratio relating to its previously announced distribution (the “Distribution”) of 62,500,000 shares of common stock of Arlo Technologies, Inc. (“Arlo”) owned by NETGEAR. The Distribution is expected to be made as of 5:00 p.m., New York City time, on December 31, 2018 to NETGEAR stockholders of record as of the close of business on December 17, 2018 (the “Record Date”). After the completion of the Distribution, NETGEAR will no longer own any shares of Arlo common stock. A copy of the press release announcing the final distribution ratio is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Distribution will take place in the form of a pro rata common stock dividend to each NETGEAR stockholder of record on the Record Date. As of the Record Date, NETGEAR had 31,560,939 shares of common stock outstanding. Accordingly, based on such number, NETGEAR stockholders will receive 1.980295 shares of Arlo common stock for every share of NETGEAR common stock held as of the Record Date. The final distribution ratio was calculated by dividing the 62,500,000 shares of Arlo common stock to be distributed by the number of shares of NETGEAR common stock currently outstanding as of the Record Date. No fractional shares of Arlo common stock will be distributed. Instead, NETGEAR stockholders will receive cash in lieu of any fraction of a share of Arlo common stock that they otherwise would have received.

In connection with the Distribution, on December 18, 2018, NETGEAR mailed an information statement (the “Information Statement”) to its stockholders as of the Record Date. The Information Statement contains a description of Arlo, the terms of the Distribution and certain U.S. federal income tax consequences of the Distribution. The Information Statement is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release, dated December 18, 2018
99.2	Information Statement, dated December 18, 2018

Safe Harbor Statement.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. The words “anticipate,” “expect,” “believe,” “will,” “may,” “should,” “estimate,” “project,” “outlook,” “forecast” or other similar words are used to identify such forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. The forward-looking statements represent NETGEAR’s expectations or beliefs concerning future events based on information available at the time such statements were made. These statements are based on management’s current expectations and are subject to certain risks and uncertainties, including, among others, market conditions and unforeseen regulatory issues. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Further information on potential risk factors that could affect NETGEAR and its business are detailed in NETGEAR’s filings with the Securities and Exchange Commission. Given these circumstances, you should not place undue reliance on these forward-looking statements. NETGEAR undertakes no obligation to release publicly any revisions to any forward-looking statements contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETGEAR, INC.

By:	/s/ Andrew W. Kim
Name:	Andrew W. Kim
Title:	Senior Vice President, Corporate Development, General Counsel and Secretary
Dated: December 18, 2018